                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                          Recent Lease Analysis Summary

===================================================================================================
                                                  Average                   Average      Average
                      Total        Effective      Revenue     Number of     Tenant       Tenant
                      Area         Revenue         Per SF     Tenants        Size        Finish(1)
===================================================================================================
1996 Leases           13,294       $146,846        $11.05         5          2,659         $3.75
1995 Leases           28,023       $310,533        $11.08        13          2,156        $12.25
1994 Leases           29,131       $335,542        $11.62         5          5,826        $22.00
                     ----------------------------------------------------------------------------
Overall Total:        70,448       $792,921        $11.26        23          3,083        $10.80
===================================================================================================

1) Includes only those tenants for which information was available.
===================================================================================================

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                                Lease-up Analysis

Net Rentable Area                           150,465 SF(1)
Leased/Occupied Area as of August 1996      128,120 SF

       Year                               1996                                1997                            1998
Square Footage to be Leased             22,345                              19,660                           4,198
Square Footage Leased                    2,685                              15,462                           4,198
                                         -----                              ------                           -----

Remaining Area to be Leased             19,660                               4,198                               0

============================================================================================================================
Period                          Suite     Area                  Suite         Area               Suite        Area
============================================================================================================================
First Quarter                                                    175         4,159                215        4,198
                                                                 230         1,562

                                         -----                              ------                           -----
Quarter Totals                                          0                               5,721                         4,198
                                                    =====                              ======                         =====
----------------------------------------------------------------------------------------------------------------------------

Second Quarter                                                   499         6,680

                                         -----                              ------                           -----
Quarter Totals                                          0                               6,680                             0
                                                    =====                              ======                         =====
----------------------------------------------------------------------------------------------------------------------------

Third Quarter                                                    360         1,689

                                         -----                              ------                           -----
Quarter Totals                                          0                               1,689                             0
                                                    =====                              ======                         =====
----------------------------------------------------------------------------------------------------------------------------

Fourth Quarter                   660     2,685                   120         1,372

                                         -----                              ------                           -----
Quarter Totals                                      2,685                               1,372                             0
                                                    =====                              ======                         =====
============================================================================================================================

Annual Totals                                       2,685                              15,462                         4,198

Assumptions:
(1) The Net Rentable Area is based on the
    Square Footage Schedule provided by current management. We have considered existing suite configurations.

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                      Operating Income and Expense Analysis

=========================================================================================================================
                                                    Actual                     Actual                    Actual
                                                      1993                       1994                      1995
                                            -----------------------------------------------------------------------------
                                                Actual                     Actual                    Actual
                                                Amount       Per SF        Amount       Per SF       Amount       Per SF
=========================================================================================================================
Revenue From Operations
  Rental Income                               $999,988        $6.65      $832,507        $5.53   $1,247,752        $8.29
  Operating Expense Recovery                  $137,446        $0.91       $51,549        $0.34      $72,685        $0.48
  Other Income                                    $460        $0.00        $1,003        $0.01           $0        $0.00
                                                  ----        -----        ------        -----           --        -----
  Total Rent, Recoveries, and Other Income  $1,137,894        $7.56      $885,059        $5.88   $1,320,437        $8.78
  Vacancy and Collection Loss                       $0        $0.00            $0        $0.00           $0        $0.00
Effective Gross Income                      $1,137,894        $7.56      $885,059        $5.88   $1,320,437        $8.78

Variable Operating Expenses
  Administrative                               $30,354        $0.20       $18,032        $0.12      $16,155        $0.11
    Payroll                                    $80,730        $0.54       $74,110        $0.49      $90,911        $0.60
    Janitorial                                $105,979        $0.70       $77,541        $0.52      $86,846        $0.58
    Building Services                           $6,625        $0.04       $13,939        $0.09      $24,233        $0.16
    Repairs & Maintenance                     $116,504        $0.77       $80,642        $0.54     $114,977        $0.76
    Security & Safety                          $74,463        $0.49       $56,676        $0.38      $78,953        $0.52
    Utilities                                 $261,355        $1.74      $224,965        $1.50     $215,788        $1.43
    Advertising                                 $6,038        $0.04        $5,917        $0.04      $12,988        $0.09
    Management Fees                            $31,552        $0.21       $24,444        $0.16      $36,355        $0.24
                                               -------        -----       -------        -----      -------        -----
  Total Variable Expenses                     $713,600        $4.74      $576,466        $3.83     $677,206        $4.50

  Fixed Operating Expenses
    Real Estate Taxes                         $144,103        $0.96      $118,554        $0.79     $125,568        $0.83
    Insurance                                       $0        $0.00       $25,850        $0.17      $21,888        $0.15
                                                    --        -----       -------        -----      -------        -----
    Total Fixed Expenses                      $144,103        $0.96      $144,404        $0.96     $147,456        $0.98

Total Expenses                                $857,703        $5.70      $720,870        $4.79     $824,662        $5.48
Net Operating income                          $280,191        $1.86      $164,189        $1.09     $495,775        $3.29
=========================================================================================================================

===============================================================================================
                                                    Budget                Cushman & Wakefield
                                                      1996                   1996 Projection
                                            ---------------------------------------------------
                                                Actual                 Annualized
                                                Amount       Per SF      Amount         Per SF
===============================================================================================
Revenue From Operations
  Rental Income                             $1,477,863        $9.82    $1,506,202       $10.01
  Operating Expense Recovery                   $50,071        $0.33       $37,615        $0.25
  Other Income                                 $25,603        $0.17            $0        $0.00
                                               -------        -----            --        -----
  Total Rent, Recoveries, and Other Income  $1,553,537       $10.32    $1,543,817       $10.26
  Vacancy and Collection Loss                       $0        $0.00      ($30,876)      ($0.21)
Effective Gross Income                      $1,553,537       $10.32    $1,512,941       $10.06

Variable Operating Expenses
  Administrative                               $15,536        $0.10       $15,046        $0.10
    Payroll                                   $105,024        $0.70      $105,326        $0.70
    Janitorial                                 $98,610        $0.68       $88,299        $0.57
    Building Services                          $26,710        $0.18       $27,084        $0.18
    Repairs & Maintenance                     $110,790        $0.74      $112,848        $0.75
    Security & Safety                          $80,475        $0.53       $79,747        $0.53
    Utilities                                 $229,700        $1.53      $225,698        $1.50
    Advertising                                 $7,570        $0.05        $7,524        $0.05
    Management Fees                            $42,728        $0.28       $45,389        $0.30
                                               -------        -----       -------        -----
  Total Variable Expenses                     $717,143        $4.77      $704,962        $4.69

  Fixed Operating Expenses
    Real Estate Taxes                         $112,008        $0.74      $110,110        $0.73
    Insurance                                  $19,536        $0.13       $19,560        $0.13
                                               -------        -----       -------        -----
    Total Fixed Expenses                      $131,544        $0.87      $129,670        $0.86

Total Expenses                                $848,687        $5.64      $834,631        $5.55
Net Operating income                          $704,850        $4.68      $678,310        $4.51
===============================================================================================